Income Taxes - Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating loss carryforwards	$ 24,899	$ 18,400
Available for Sale Securities	390	0
Lease liability	341	0
Other	230	149
Fixed assets and intangibles	89	114
Total deferred tax assets	25,949	18,663
Deferred tax liabilities
ROU asset	(344)	0
Total deferred tax liabilities	(344)	0
Valuation allowance	(25,605)	(18,663)
Net deferred taxes	$ 0	$ 0